UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2015

KINDRED HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14057	61-1323993
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

680 South Fourth Street

Louisville, Kentucky

(Address of principal executive offices)

40202-2412

(Zip Code)

Registrant’s telephone number, including area code: (502) 596-7300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Term Loan Incremental Amendment

On March 10, 2015, Kindred Healthcare, Inc. (“Kindred”) entered into an incremental amendment agreement (the “Incremental Term Loan Amendment No. 2”) among Kindred, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Agent”), the incremental term lenders party thereto and the other credit parties party thereto, which amends the Term Loan Credit Agreement dated as of June 1, 2011, as amended by that certain Incremental Amendment No. 1 to the Term Loan Credit Agreement dated as of October 4, 2012 and as further amended and restated by that certain Amendment and Restatement Agreement dated as of May 30, 2013, that certain Second Amendment and Restatement Agreement dated as of August 21, 2013, that certain Third Amendment and Restatement Agreement dated as of April 9, 2014 and that certain Fourth Amendment and Restatement Agreement dated as of November 25, 2014, among Kindred, the lenders from time to time party thereto and the Agent (the “Term Loan Facility”).

The Incremental Term Loan Amendment provides for an incremental term loan under the Term Loan Facility in an aggregate principal amount of $200 million. The incremental term loan was issued with 50 basis points of OID and has the same terms, and is fungible with, the $995 million in aggregate principal amount of term loans that were outstanding under the Term Loan Facility immediately prior to the effectiveness of the Incremental Term Loan Amendment. The net proceeds from the incremental term loan were used to repay a portion of the Company’s outstanding borrowings under its $900 million senior secured asset-based revolving credit facility.

The description of the Incremental Term Loan Amendment is qualified by the full text of the Incremental Term Loan Amendment, which is attached hereto as Exhibit 10.1, and incorporated herein by reference.

Item 8.01. Other Events

Incorporated by reference is a press release issued by Kindred on March 10, 2015, which is attached hereto as Exhibit 99.1.

Item 9.01. Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

10.1*	Incremental Term Loan Amendment dated as of March 10, 2015, by and among Kindred Healthcare, Inc., the Incremental Term Lenders, the other Credit Parties and JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent.

99.1	Press Release dated March 10, 2015.

*	Kindred will furnish supplementally to the SEC upon request a copy of any omitted exhibit or schedule.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kindred Healthcare, Inc.

March 10, 2015	By:	/s/ Joseph L. Landenwich
		Name:	Joseph L. Landenwich
		Title:	Co-General Counsel and Corporate Secretary